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                                                                   EXHIBIT 10.9

                       THIRD AMENDMENT TO LOAN AGREEMENT


         THIS THIRD AMENDMENT TO LOAN AGREEMENT (hereinafter called the "Third Amendment") executed as of the 19 day of March, 1996, by and between NATIONAL ENERGY GROUP, INC., a Delaware corporation (hereinafter referred to as the "Borrower") and BANK ONE, TEXAS, N.A., a national banking association (hereinafter referred to as "Bank").

                              W I T N E S S E T H:

         WHEREAS, Borrower and Bank entered into a Loan Agreement dated as of June 30, 1995 (the "Loan Agreement") under the terms of which Bank agreed to provide Borrower with a revolving loan facility in the amount of $30,000,000.00 and an advance line of credit in the amount of $3,000,000; and

         WHEREAS, Borrower and Bank have heretofore entered into a First Amendment to Loan Agreement and a Second Amendment to Loan Agreement to make certain changes in the Loan Agreement; and

         WHEREAS, Borrower and Bank have agreed to make certain other changes to the Loan Agreement.

         NOW, THEREFORE, the parties hereby agree to amend the Loan Agreement as follows:

         1. Unless otherwise defined herein, all defined terms used herein shall have the same meaning ascribed to such terms in the Loan Agreement.

         2. Section 1 of the Loan Agreement is hereby amended by deleting therefrom in its entirety subsection (ddd).

         3. Section 13 of the Loan Agreement is hereby amended in the following respects:

                 (a) Section 13(e) is hereby deleted in its entirety and the following inserted in lieu thereof:

                                  "(e) Total Stockholder's Equity. Borrower
will not suffer or permit its Total Stockholder's Equity to ever be less than $17,000,000.00 plus (i) 50% of Borrower's net income (without reduction for losses) for each calendar quarter after January 1, 1996 on a cumulative basis,
(ii) 75% of any future equity offerings by Borrower, on a cumulative basis. For the purpose of the foregoing (i) "net income" shall be determined in accordance with GAAP, and (ii) "future equity offerings" shall include all completed offerings of equity securities by Borrower."

                 (b) Section 13(m) is hereby deleted in its entirety and the following inserted in lieu thereof:




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                 "(m) Hedging Transactions. Effective April 1, 1996, Borrower
                 will not enter into any transaction providing for hedging, forward sale or swap of crude oil or natural gas, except that the foregoing prohibition shall not apply to contracts which meet all of the following requirements:

                                  (i)      Hedging transactions involving not
                 more than 75% of the Borrower's monthly production forecast for all of the Borrower's proved and producing oil properties or not more than 75% of the Borrower's monthly production forecast of all of the Borrower's proved and producing gas properties; and

                                  (ii)     Contracts with maturities of 12
                 months or less."

         4. This Third Amendment shall be effective as of the date first above written (the "Effective Date").

         5. The obligation of the Bank under this Third Amendment shall be subject to the following conditions precedent:

                 (a) Execution and Delivery. Borrower shall have executed and delivered to the Bank this Third Amendment and other required documents, all in form and substance satisfactory to the Bank;

                 (b) Resolutions. Bank shall have received appropriate certified resolutions for the Borrower;

                 (c) Other Documents. The Bank shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Bank or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Bank; and

                 (d) Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to special counsel for the Bank retained at the expense of Borrower.

         6. Except to the extent its provisions are specifically amended, modified or superseded by this Third Amendment, the representations, warranties, indemnities and affirmative and negative covenants of the Borrower contained in the Loan Agreement, as amended, are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Loan Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants.





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         7.      Borrower hereby represents and warrants that all factual
information heretofore and contemporaneously furnished by or on behalf of Borrower to Bank for purposes of or in connection with this Third Amendment does not contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained herein or therein from being misleading. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower made under the Loan Agreement, as amended, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time given. Each of the representations and warranties made under the Loan Agreement, as amended, (including those made herein) shall survive and not be waived by the execution and delivery of this Third Amendment or any investigation by Bank.

         8. WRITTEN LOAN AGREEMENT. THE LOAN AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

         IN WITNESS WHEREOF, the parties have caused this Third Amendment to Loan Agreement to be duly executed as of the date first above written.

                                        BORROWER:

                                        NATIONAL ENERGY GROUP, INC.
                                        a Delaware corporation



                                        By: /s/ Miles D. Bender
                                           ---------------------------------
                                            Miles D. Bender, President

                                        BANK:

                                        BANK ONE, TEXAS, N.A.,
                                        a national banking association



                                        By: /s/ Wm. Mark Cranmer
                                           ---------------------------------
                                            Wm. Mark Cranmer,
                                            Vice President





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